UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2004

Dex Media East LLC

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-102395 (Commission File Number)	42-1554575 (IRS Employer Identification No.)

198 Inverness Drive West Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code (303) 784-2900

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations & Financial Condition

Section 9 — Financial Statements & Exhibits

Item 9.01 Financial Statements & Exhibits

99.1 Press release, dated November 9, 2004.

In a press release, dated November 9, 2004, Dex Media, Inc. reported its financial results for the three months ended September 30, 2004. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Dex Media East LLC has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 9, 2004

DEX MEDIA EAST LLC
By:	/s/ ROBERT M. NEUMEISTER, JR.
Robert M. Neumeister, Jr.
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 9, 2004.